                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                                    ITEQ, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                                         [ITEQ, INC. LETTERHEAD]

Company Contacts:
William P. Reid - President and Chief Executive Officer
Douglas R. Harrington, Jr. - Vice President and Chief Financial Officer
(713) 285-2700



ITEQ ADJOURNS SPECIAL MEETING OF STOCKHOLDERS

HOUSTON, TEXAS, June 18, 2001 - ITEQ, Inc. (OTC Bulletin Board:ITEQ) announced today that, in accordance with the Bylaws of the Company and Delaware law, it has adjourned its Special Meeting of Stockholders scheduled for today in order to allow more time for ITEQ to solicit and receive expected late arriving proxies. The Special Meeting has been rescheduled to June 29, 2001 at 10:00 a.m. at the Wortham Tower, Room 2, 2727 Allen Parkway, Houston, Texas. In addition to the stockholders who have previously voted by proxy, all other stockholders of record as of April 20, 2001 will be entitled to vote their shares by proxy or by attending the reconvened meeting on June 29th.

ITEQ formerly manufactured engineered equipment and provided after-market parts and technical services to industrial customers worldwide. ITEQ's products included heat exchangers, storage tanks and tank products, filtration equipment and related services.

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ALL FORWARD-LOOKING STATEMENTS ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS. THESE RISKS AND UNCERTAINTIES, WHICH ARE MORE FULLY DESCRIBED IN ITEQ'S ANNUAL AND QUARTERLY REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDE CHANGES IN MARKET CONDITIONS IN THE INDUSTRIES IN WHICH ITEQ OPERATES. SHOULD ONE OR MORE OF THESE RISKS OR UNCERTAINTIES MATERIALIZE, OR SHOULD THE ASSUMPTIONS PROVE INCORRECT, ACTUAL RESULTS MAY VARY IN MATERIAL ASPECTS FROM THOSE CURRENTLY ANTICIPATED.

STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER, BECAUSE IT CONTAINS IMPORTANT INFORMATION. STOCKHOLDERS CAN OBTAIN A FREE COPY OF THE PROXY STATEMENT, AS WELL AS OTHER FILINGS CONTAINING INFORMATION REGARDING ITEQ, WITHOUT CHARGE AT THE SEC'S INTERNET WEBSITE (HTTP://WWW.SEC.GOV). COPIES OF THE PROXY STATEMENT AND THE SEC FILINGS, IF ANY, INCORPORATED BY REFERENCE IN THE PROXY STATEMENT CAN ALSO BE OBTAINED, WITHOUT CHARGE, BY DIRECTING REQUESTS TO ITEQ, INC. 2727 ALLEN PARKWAY, SUITE 760, HOUSTON, TEXAS 77019, ATTENTION:
CORPORATE SECRETARY (713-285-2700).